UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

(Amendment No.)

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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Preliminary Information Statement

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Definitive Information Statement

YORK RESOURCES, INC.

(Name of Registrant as Specified in its Charter)

__________________________________________________________

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YORK RESOURCES, INC.

Landmark House, 17 Hanover Square,

London, W1S 1HU, United Kingdom.

44 207 993 5700

Dear Stockholder:

The enclosed Information Statement is being furnished to all holders of record on December 21, 2009 of shares of our common stock, par value $0.001.  The purpose of the Information Statement is to notify our stockholders of record that a resolution of our board of directors amending our Articles of Incorporation by changing our name from YORK RESOURCES, INC. to REVONERGY INC. has been approved by stockholders holding a majority of the voting power.

The Information Statement, which describes the above corporate action in more detail, is being furnished to our stockholders of record for informational purposes only pursuant to Section 14(c) of Part 240, General Rules and Regulations of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  We are not soliciting your proxy in connection with this action. Pursuant to Rule 14c-2 under the Exchange Act, the corporate action will not be effective until 20 days after the date the Information Statement is mailed to stockholders. We expect to file and mail the definitive Information Statement on or about January 4, 2010.

By Order of the Board of Directors

/s/ Ravi K. Daswani

Ravi K. Daswani

President and Chief Executive Officer

January 4, 2010

YORK RESOURCES, INC.

Landmark House, 17 Hanover Square,

London, W1S 1HU, United Kingdom

44 207 993 5700

INFORMATION STATEMENT

(Definitive)

January 4, 2010

NO VOTE OR OTHER ACTION OF OUR STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being furnished, on or about January 4, 2010, to holders of record as of the close of business on December 21, 2009 (the “Record Date”), of shares of our common stock, $0.001 par value, in connection with certain corporate actions.

On December 21, 2009, our Board of Directors adopted resolutions that, among other things, proposed amending our Articles of Incorporation by changing our name from YORK RESOURCES, INC. to REVONERGY INC.  A stockholder holding shares entitling it to a majority of the voting power has approved the proposed amendment in writing and an officer of the Company has signed a certificate setting forth the amendment.  No stockholder meeting was required and no other stockholder approval is required.

BRIEF QUESTIONS AND ANSWERS REGARDING THE PROPOSED AMENDMENT OF OUR ARTICLES OF INCORPORATION

Q:  What is the purpose of this Information Statement?

A:  This Information Statement is being provided pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) to notify our stockholders of record of a corporate action to be taken by us pursuant to resolutions of our board of directors and the written consent of a principal stockholder.

Q:  Who is entitled to notice?

A:  All holders of shares of our common stock on the close of business on the Record Date are entitled to notice of the corporate action.

Q:  What actions were taken by the Action by Written Consent of the Stockholders in lieu of a Special Meeting?

A:  Pursuant to the Action by Written Consent of the Stockholders in lieu of a Special Meeting, a stockholder holding shares entitling it to a majority of the voting power approved an amendment to our Articles of Incorporation by changing our name from “York Resources, Inc.” to “Revonergy Inc.” (the “Name Change Amendment”).  Additional information regarding the Name Change Amendment is set forth below in the section entitled “Approval of Name Change Amendment.”

Q:  How many shares of common stock were voted in favor of the Name Change Amendment?

A:  The approval of the Name Change Amendment required the written consent of stockholders holding shares entitling them to a majority of the voting power on the Record Date.  As of the Record Date, 57,050,000 shares of our common stock were issued and outstanding.  Each share of our common stock is entitled to one vote.  The holder of 35,000,000 shares of our common stock, representing approximately 61.3% of the shares entitled to vote on the Record Date, executed the Action by Written Consent of the Stockholders in lieu of a Special Meeting.  Consequently, no additional votes are required to approve the Name Change Amendment.

Q:  Why is the Company amending its Articles of Incorporation through a stockholder written consent instead of holding a stockholder meeting?

A:  Under the Nevada Revised Statutes and our bylaws, stockholder actions may be taken by written consent without a meeting. of stockholders.  The written consent of stockholders holding shares entitling them to a majority of the voting power is sufficient to approve and adopt the Name Change Amendment.  We are not required to solicit the vote of any additional stockholders to effect the Name Change Amendment.  However, we are obligated by the federal securities laws to provide this Information Statement to stockholders in connection with the Name Change Amendment.

Q:  When will the Name Change Amendment be effective?

A:  The corporate action represented by the Name Change Amendment will become effective upon the filing with the Nevada Secretary of State of a certificate of an officer setting forth the amendment. In accordance with the federal securities laws, the Information Statement must be sent or given at least 20 calendar days before the earliest date on which the corporate action may be taken. We anticipate that the corporate action represented by the Name Change Amendment will be taken on or about January 24, 2010.

Q:  Am I entitled to dissenter’s rights in connection with the Name Change Amendment?

A:  No. The Nevada Revised Statutes do not provide for dissenters’ rights with respect to the Name Change Amendment.

AMENDMENT OF CHARTER, BYLAWS, OR OTHER DOCUMENTS

Our Articles of Incorporation are being amended by changing our name from YORK RESOURCES, INC. to REVONERGY INC., to more accurately reflect our current and projected business operations.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock, as of the date of this Information Statement, by: (i) each person (including any group) who is known by us to beneficially own more than 5% of any class of our voting securities; (ii) each of our directors; and (iii) officers and directors as a group.

Each share of common stock entitles the holder thereof to one vote in respect of any matters that may properly come before our stockholders.  To the best of our knowledge, no arrangement exists that could cause a change in voting control of the Company.  Unless otherwise indicated, the persons named below have sole voting and investment power with respect to all shares beneficially owned by them, subject to community property laws where applicable.

Title of Class	Name and Address Of Beneficial Owner	Relationship to Company	Shares Beneficially Owned	Percent Owned (2)
Common Stock	Sugarberry Assets Ltd. (1)		35,000,000	61.3%
Common Stock	All directors and executive officers as a group (four individuals)		35,000,000	61.3%

(1)

Sugarberry Assets Ltd., a British Virgin Islands company, is wholly owned by Ravi K. Daswani.  The address of the company is 3rd Floor, Shun Feng International Centre, 182 Queens Road East, Hong Kong

(2)

The percent ownership of shares is based on 57,050,000 shares of common stock issued and outstanding as of December 21, 2009.

Under the rules of the Securities and Exchange Commission, a person (or group of persons) is deemed to be a "beneficial owner" of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security.  Accordingly, more than one person may be deemed to be a beneficial owner of the same security.  A person is also deemed to be a beneficial owner of any security which that person has the right to acquire within 60 days, such as options or warrants to purchase our common stock.

OTHER PROPOSED ACTION

No action is to be taken on any matter not specifically referred to in this Information Statement.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one Information Statement to security holders is being delivered to multiple security holders sharing an address unless we have received contrary instructions from one or more of the security holders.  Upon written or oral request, a separate copy of an Information Statement can be provided to security holders at a shared address.  For an oral request, please contact us at 44 207 993 5700.  For a written request, mail request to Landmark House, 17 Hanover Square, London, W1S 1HU, United Kingdom.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None of the persons who have served as our officers or directors since the beginning of our last fiscal year, or any associates of such persons, have any substantial interest, direct or indirect, in the Name Change Amendment, other than the interest held by such persons through their respective stock ownership of the shares of our capital stock set forth above in the section entitled “Security Ownership of Certain Beneficial Owners and Management.”

ADDITIONAL INFORMATION

We file annual, quarterly, and current reports, proxy statements, and registration statements with the Securities and Exchange Commission (the “SEC”).  You can obtain any of the filings incorporated by reference in this Information Statement through us or from the SEC through its website at http://www.sec.gov.  You may also read and copy any document that we file with the SEC at its public reference room at 100 F Street, N.E., Washington, D.C. 20549.  You may obtain information on the operation of the public reference room by calling the SEC at 1-800-SEC-0330.

By Order of the Board of Directors

/s/ Ravi K. Daswani

Ravi K. Daswani

President and Chief Executive Officer

January 4, 2010